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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported)    NOVEMBER 8, 2004
                                                       -------------------------

                       COMMUNITY CAPITAL BANCSHARES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     GEORGIA
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                 (State or Other Jurisdiction of Incorporation)

           000-25345                                    58-2413468
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   (Commission File Number)                 (IRS Employer Identification No.)

   2815 MEREDYTH DRIVE, ALBANY, GEORGIA                           31707
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 (Address of Principal Executive Offices)                       (Zip Code)

                                 (229) 446-2265
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  Results of Operations and Financial Condition.

        On November 8, 2004, Community Capital Bancshares, Inc. (the "Company") issued a press release regarding its financial results for the quarter ended September 30, 2004. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

        The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          COMMUNITY CAPITAL BANCSHARES, INC.

Dated:   November 10, 2004
                                            By: /s/ David J. Baranko
                                               --------------------------------
                                            Name:  David J. Baranko
                                                   ----------------------------
                                            Title: Chief Financial Officer
                                                   ----------------------------

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                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION

   99.1 Press Release of Community Capital Bancshares, Inc., dated November 8, 2004.